UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 1, 2020

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2020, Deepika R. Pakianathan, Ph.D. was appointed by the Board of Directors of Theravance Biopharma, Inc. (the “Company”) to serve as a Class III member of the Board of Directors. The Company’s Board of Directors (the “Board”) has determined that Dr. Pakianathan is independent within the meaning of the independent director standards of the Securities and Exchange Commission and Nasdaq Stock Market, Inc. The Board of Directors has appointed Dr. Pakianathan to the Audit Committee and the Science and Technology Committee of the Board of Directors.

In connection with her appointment to the Board, Dr. Pakianathan will be entitled to receive cash and equity compensation pursuant to the Company's non-employee director compensation program, consisting of an annual retainer of $55,000 per year and the following meeting fees: (i) $1,000 for each board meeting attended ($500 for scheduled in-person meetings that a board member attends by video or telephone conference); (ii) an additional $1,500 for attending in-person board of directors meetings held outside the United States; and (iii) $2,000 for each committee meeting attended ($1,000 for scheduled in-person meetings that a board member attends by video or telephone conference). Pursuant to the non-employee director compensation program, Dr. Pakianathan was automatically granted the following equity awards: (i) an initial option to acquire 12,000 ordinary shares vesting monthly over 24 months of service, (ii) a pro-rated annual option to acquire 5,000 ordinary shares vesting monthly over ten months of service and in full on the date of the Company’s 2021 annual meeting of shareholders and (iii) a pro-rated annual RSU award covering 8,067 ordinary shares that will vest in full upon the earlier of the ten-month anniversary of Dr. Pakianathan’s appointment to the Board or the date of the Company's 2021 annual meeting of shareholders. All automatic equity awards granted pursuant to the non-employee director compensation program vest in full upon the director’s death or disability or upon the occurrence of a change in control before the director’s service terminates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: July 6, 2020	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President and General Counsel